                                AMENDMENT NO. 13
                             PARTICIPATION AGREEMENT

     The Participation Agreement (the "Agreement"), dated June 1, 1998, by and among AIM Variable Insurance Funds, a Delaware trust, Invesco Aim Distributors, Inc., a Delaware corporation, American General Life Insurance Company ("Life Company"), a Texas life insurance company and American General Equity Services Corporation ("AGESC"), a Delaware corporation, and collectively (the "Parties"), is hereby amended as follows. All capitalized terms not otherwise defined in this Amendment, shall have the same meaning as described in the Agreement.

     WHEREAS, the Parties desire to amend the Agreement to add to Schedule A of the Agreement the contracts of the Life Company relating to the Life Company's Survivor Advantage(SM), Form No. 08921 and Corporate Investor Select(SM), Form No. 08301.

     NOW, THEREFORE, in consideration of their mutual promises, the Parties agree as follows:

1. Except as amended herein, the Agreement is hereby ratified and confirmed in all respects.

2. Schedule A of the Agreement is hereby deleted in its entirety and replaced with the following:


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

                                   SCHEDULE A


                                                   SEPARATE ACCOUNTS
FUNDS AVAILABLE UNDER                              UTILIZING SOME OR                      POLICIES/CONTRACTS FUNDED BY
THE POLICIES                                       ALL OF THE FUNDS                           THE SEPARATE ACCOUNTS
------------------------------------   ----------------------------------------   -------------------------------------------
AIM V.I. International Growth Fund     American General Life Insurance Company    Platinum Investor I
AIM V.I. Core Equity Fund              Separate Account VL-R  Established:  May   Flexible Premium Variable Life
(AIM V.I. Premier Equity merged into   1, 1997                                    Insurance Policy
AIM V.I. Core Equity)                                                             Policy Form No. 97600

                                                                                  Platinum Investor II
                                                                                  Flexible Premium Variable Life
                                                                                  Insurance Policy
                                                                                  Policy Form No. 97610

                                                                                  Corporate America
                                                                                  Flexible Premium Variable Life
                                                                                  Insurance Policy
                                                                                  Policy Form No. 99301

                                                                                  Platinum Investor Survivor Last Survivor
                                                                                  Flexible Premium Variable Life
                                                                                  Insurance Policy
                                                                                  Policy Form No. 99206

                                                                                  Platinum Investor Survivor II Last Survivor
                                                                                  Flexible Premium Variable Life
                                                                                  Insurance Policy
                                                                                  Policy Form No. 01206

                                                                                  Platinum Investor III
                                                                                  Flexible Premium Variable Life
                                                                                  Insurance Policy
                                                                                  Policy Form No. 00600

                                                                                  Platinum Investor PLUS Flexible
                                                                                  Premium Variable Life Insurance
                                                                                  Policy
                                                                                  Policy Form No. 02600

                                                                                  Platinum Investor FlexDirector
                                                                                  Flexible Premium Variable Life
                                                                                  Insurance Policy
                                                                                  Policy Form No. 03601

AIM V.I. International Growth Fund     American General Life Insurance Company    Platinum Investor IV
AIM V.I. Core Equity Fund              Separate Account VL-R Established: May     Flexible Premium Variable Life
(AIM V.I. Premier Equity merged into   1, 1997                                    Insurance Policy
AIM V.I. Core Equity)                  (continued)                                Policy Form No. 04604
(continued)

                                                                                  Legacy Plus
                                                                                  Flexible Premium Variable Life
                                                                                  Insurance Policy
                                                                                  Policy Form No. 98615

AIM V.I. International Growth Fund                                                Platinum Investor VIP
                                                                                  Flexible Premium Variable Universal
                                                                                  Life Insurance Policy
                                                                                  Policy Form No. 05604

                                                                                  AIG Corporate Investor VUL
                                                                                  Flexible Premium Variable Life
                                                                                  Insurance Policy
                                                                                  Policy Form No. 99301

                                                                                  AG Legacy Plus
                                                                                  Flexible Premium Variable Life
                                                                                  Insurance Policy
                                                                                  Policy Form No. 99616

                                                                                  Corporate Investor Select(SM)
                                                                                  Flexible Premium Variable Life
                                                                                  Insurance Policy
                                                                                  Policy Form No. 08301

AIM V.I. Global Real Estate Fund                                                  AIG Income Advantage VUL
AIM V.I. International Growth Fund                                                Flexible Premium Variable Life
                                                                                  Insurance Policy
                                                                                  Policy Form No. 07704

                                                                                  AIG Protection Advantage VUL
                                                                                  Flexible Premium Variable Life
                                                                                  Insurance Policy
                                                                                  Policy Form No. 07921

                                                                                  AIG Income Advantage Select
                                                                                  Flexible Premium Variable Life
                                                                                  Insurance Policy
                                                                                  Policy Form No. 08704

                                                                                  Survivor Advantage(SM)
                                                                                  Joint and Last Survivor Flexible
                                                                                  Premium Variable Life Insurance
                                                                                  Policy Form No. 08921

AIM V.I. Capital Appreciation Fund                                                The One VUL Solution
AIM V.I. Government Securities Fund                                               Flexible Premium Variable Life
AIM V.I. High Yield Fund                                                          Insurance Policy
AIM V.I. International Growth Fund                                                Policy Form No. 99615

AIM V.I. International Growth Fund     American General Life Insurance Company    Platinum Investor Variable Annuity
AIM V.I. Core Equity Fund              Separate Account D                         Policy Form No. 98020
(AIM V.I. Premier Equity merged into   Established: November 19, 1973
AIM V.I. Core Equity)

                                                                                  Platinum Investor Immediate Variable
                                                                                  Annuity
                                                                                  Policy Form No. 03017

3. Schedule B of the Agreement is hereby deleted in its entirety and replaced with the following:

                                   SCHEDULE B

     -    AIM VARIABLE INSURANCE FUNDS

          AIM V.I. Core Equity Fund
          AIM V.I. International Growth Fund
          AIM V.I. Global Real Estate Fund

Effective Date: December 1, 2008


                                        AIM VARIABLE INSURANCE FUNDS


Attest: /s/ Peter A. Davidson           By: /s/ John M. Zerr
        -----------------------------      -------------------------------------
Name: Peter A. Davidson                 Name: John M. Zerr
Title: Assistant Secretary              Title: President


                                        INVESCO AIM DISTRIBUTORS, INC.


Attest: /s/ Peter A. Davidson           By: /s/ John S. Cooper
        -----------------------------       ------------------------------------
Name: Peter A. Davidson                 Name: John S. Cooper
Title: Assistant Secretary              Title: President


                                        AMERICAN GENERAL LIFE INSURANCE COMPANY


Attest: /s/ Lauren W. Jones             By: /s/ Gary W. Parker
        -----------------------------       ------------------------------------
Name: Lauren W. Jones                   Name: Gary W. Parker
Title: Assistant Secretary              Title: EVP and Chief Product Officer

(Corporate Seal)


                                        AMERICAN GENERAL EQUITY SERVICES
                                        CORPORATION


Attest: /s/ Lauren W. Jones             By: /s/ Mark R. McGuire
        -----------------------------       ------------------------------------
Name: Lauren W. Jones                   Name: Mark R. McGuire
Title: Assistant Secretary              Title: Senior Vice President

(Corporate Seal)


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